PHOENIX NIFTY FIFTY FUND
                      SERIES OF THE PHOENIX-ENGEMANN FUNDS



      Supplement dated March 29, 2006 to the Prospectus dated May 1, 2005, as supplemented June 17, 2005, October 31, 2005, January 11, 2006,
                      February 17, 2006 and March 15, 2006



IMPORTANT NOTICE TO INVESTORS OF PHOENIX NIFTY FIFTY FUND (the "Fund")

The Board of Trustees for the Fund has approved, and recommended approval at a Special Meeting of Shareholders to be held in June, the following proposals:

1. A new Investment Advisory Agreement ("New Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and The Phoenix-Engemann Funds ("the Registrant") resulting in the replacement of Engemann Asset Management as the current investment adviser. Other than the parties involved, the proposed New Agreement does not differ from the current Investment Advisory Agreement ("Current Agreement").

INFORMATION ABOUT PIC

PIC is located at 56 Prospect Street, Hartford, CT 06115 and acts as the investment adviser for 14 fund companies totaling 52 mutual funds and as adviser to institutional clients. As of December 31, 2005, PIC had approximately $19.3 billion in assets under management. PIC has acted as an investment adviser for over 70 years.

Phoenix Equity Planning Corporation ("PEPCO"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), owns all of the outstanding stock of PIC.
The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut is the sole shareholder of PXP. PNX's primary place of business is One American Row, Hartford, CT 06102. PEPCO, a mutual fund distributor, acts as the national distributor of the Fund's shares and as administrative agent of the Fund. The principal office of PEPCO is located at One American Row, Hartford, CT 06102. PXP is the wholly-owned investment management subsidiary of PNX and has served investors for over 70 years. As of December 31, 2005, PXP had approximately $37.4 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

2. An Investment Subadvisory Agreement between PIC and Harris Investment Management, Inc. ("HIM") for HIM to manage the Fund's assets. As subadviser under this agreement, HIM would be responsible for the day-to-day management of the Fund's portfolio.

INFORMATION ABOUT HARRIS

Harris is located at 190 South LaSalle Street, 4th Floor, P.O. Box 755, Chicago, IL 60690. Harris is a wholly-owned subsidiary of Harris Bankcorp, Inc., which is wholly-owned by Harris Financial Corp. Harris Financial Corp. is wholly-owned by Bank of Montreal, a publicly traded Canadian banking institution. Harris acts as adviser to institutions and individuals. As of December 31, 2005, Harris had approximately $21.7 billion in assets under management. Harris has been an investment adviser since 1989.

ADDITIONAL INFORMATION AND SHAREHOLDER VOTE REQUIREMENT

The above-referenced proposed agreements are subject to shareholder approval. In addition, the above arrangements were approved by the Board of the Fund in connection with a transaction entered into between PIC and HIM pursuant to a Transaction Agreement, dated as of March 28, 2006, under which PIC and HIM have agreed to integrate the Harris Insight Funds into the Phoenix family of funds, subject to approval from the shareholders of the Insight Funds and other customary closing conditions. The proxy statement for the upcoming shareholder meeting related to the new agreements described above will contain more information regarding the transaction between PIC and HIM.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                               FUTURE REFERENCE.



PXP 2011 IA/SA Change (03/06)




















                                       2